UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-06324

Exact name of registrant as specified in charter:	Delaware Group® Global &
International Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	February 29, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Emerging Markets Fund

February 29, 2012

	Number of	Value
	Shares	(U.S. $)
ΔCommon Stock – 97.32%
Argentina – 2.06%
@Cresud ADR	1,442,769	$18,409,732
#Grupo Clarin Class B 144A GDR	353,200	1,297,268
*@IRSA Inversiones y Representaciones ADR	867,000	9,484,980
*Pampa Energia ADR	95,300	994,932
YPF ADR	950,000	24,918,501
		55,105,413
Australia – 0.12%
*†Alara Resources	200,832	73,203
*Alumina ADR	500,000	2,879,999
@†Strike Resources	1,618,461	381,716
		3,334,918
Brazil – 17.09%
@AES Tiete	597,480	7,747,463
B2W Cia Global Do Varejo	1,117,800	7,191,877
Banco Santander Brasil ADR	2,150,000	22,962,000
*Brasil Foods ADR	1,450,000	30,319,500
*Braskem ADR	161,000	2,972,060
Centrais Eletricas Brasileiras	2,140,204	23,091,199
*Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	432,500	20,223,700
Cia Siderurgica Nacional ADR	620,000	6,336,400
Cyrela Brazil Realty Empreendimentos e Participacoes	1,959,100	19,962,299
*Fibria Celulose ADR	3,500,000	32,235,000
@Gerdau	2,764,900	23,600,940
Gerdau ADR	1,700,000	17,680,000
*Gol Linhas Aereas Inteligentes ADR	2,732,300	24,016,917
Hypermarcas	4,000,000	26,155,055
Itau Unibanco Holding ADR	1,200,000	25,260,000
†Magazine Luiza	800,000	5,505,837
Marfrig Alimentos	1,600,000	9,809,893
Petroleo Brasileiro SA ADR	3,255,000	97,129,201
Petroleo Brasileiro SP ADR	1,000,000	28,490,000
*Tim Participacoes ADR	285,804	8,588,410
Vale ADR	680,000	17,095,200
		456,372,951
China/Hong Kong – 17.96%
*†Alibaba.com	3,000,000	5,113,362
†Baidu.com ADR	145,000	19,821,500
Bank of China Class H	83,000,000	36,170,006
@†Bitauto Holdings ADR	205,400	1,006,460
China Construction Bank Class H	43,000,000	36,146,799
*China Huiyuan Juice Group	9,998,000	3,802,673
China Mengniu Dairy	4,122,000	11,691,883
China Mobile ADR	766,290	40,621,032
China Telecom	40,000,000	24,445,118
China Unicom Hong Kong	9,998,979	18,048,350
*China Unicom Hong Kong ADR	1,225,000	21,866,250
*CNOOC ADR	144,000	32,613,119
*†Ctrip.com International ADR	145,672	3,987,043
*Datang International Power Generation Class H	11,804,862	4,292,041
First Pacific	5,045,002	5,665,435
†Focus Media Holding ADR	450,000	10,917,000
Fosun International	2,886,500	1,797,515
*†Foxconn International Holdings	14,370,000	10,097,342
Guangshen Railway Class H	11,000,000	4,339,782
*†Hollysys Automation Technologies	550,000	5,588,000
*@†Huadian Power International	22,932,000	5,469,750
*Huaneng Power International ADR	400,000	10,168,000
Industrial & Commercial Bank of China Class H	39,999,999	29,344,455
†Jiayuan.com International ADR	202,395	1,406,645
*Kunlun Energy	1,500,000	2,529,606
*PetroChina ADR	120,000	18,027,600
*†Renren ADR	1,039,800	5,666,910
†@Shanda Games ADR	2,122,400	9,253,664
*†Sina	330,000	22,459,800
@Sinotrans Class H	15,326,332	3,201,158
*†Sohu.com	677,460	33,425,876
*Spreadtrum Communications ADR	260,000	3,608,800
@†Tianjin Development Holdings	15,559,550	8,485,769
†@Tom Group	47,824,000	4,007,865
@Travelsky Technology	8,999,100	4,896,270
*@Uni-President China Holdings	30,501,000	19,859,086
		479,841,964

Hungary – 0.41%
*OTP Bank	600,000	11,078,628
		11,078,628
India – 3.27%
Coal India	383,581	2,612,662
ICICI Bank ADR	500,000	18,150,000
Indiabulls Real Estate GDR	102,021	155,174
#Reliance Industries 144A GDR	1,130,000	37,177,001
Steel Authority of India	6,000,000	12,602,321
@United Spirits	1,432,240	16,699,259
		87,396,417
Israel – 0.30%
Israel Chemicals	750,000	7,952,142
		7,952,142
Kingdom of Bahrain – 0.07%
@#Aluminum Bahrain 144A GDR	221,400	1,732,433
		1,732,433
Malaysia – 1.64%
Eastern & Oriental	4,877,550	2,670,400
Hong Leong Bank	3,059,889	12,360,092
@KLCC Property Holdings	5,000,000	5,675,179
Oriental Holdings	2,599,980	5,337,966
†UEM Land Holdings	22,999,975	17,736,586
		43,780,223
Mexico – 4.22%
*Cemex ADR	4,675,000	35,904,000
†Empresas ICA	4,500,000	8,293,591
Fomento Economico Mexicano ADR	146,122	10,754,579
Grupo Financiero Banorte	3,278,400	13,273,856
Grupo Televisa ADR	2,090,000	44,579,700
		112,805,726
Peru – 0.68%
Cia de Minas Buenaventura ADR	450,000	18,058,500
		18,058,500
Philippines – 0.40%
Philippine Long Distance Telephone ADR	159,960	10,552,561
		10,552,561
Poland – 0.58%
†Jastrzebska Spolka Weglowa	254,155	8,514,213
†Polski Koncern Naftowy Orlen	600,000	6,878,167
		15,392,380
Republic of Korea – 15.07%
CJ	200,000	14,830,698
@KB Financial Group ADR	1,064,290	39,219,087
@KCC	118,000	37,846,869
Korea Electric Power ADR	600,000	6,690,000
KT	226,764	6,604,580
KT ADR	2,380,000	35,009,800
*LG Display ADR	1,000,000	13,160,000
LG Uplus	1,840,040	10,422,455
@Lotte Chilsung Beverage	23,000	25,808,988
@Lotte Confectionery	10,443	16,877,858
Samsung Electronics	95,000	102,358,617
Samsung Life Insurance	300,000	24,470,651
†SK Communications	171,609	2,123,456
SK Holdings	100,000	15,143,393
SK Telecom	49,221	6,398,334
*SK Telecom ADR	3,150,000	45,517,500
		402,482,286
Russia – 6.47%
@†Chelyabinsk Zink Plant GDR	143,300	407,115
@†Enel OGK-5 GDR	21,161	78,042
=@#†Etalon Group GDR 144A	1,616,300	9,907,919
Gazprom ADR	3,285,164	43,364,164
LUKOIL ADR	170,000	10,837,500
LUKOIL ADR (London International Exchange)	167,328	10,734,091
MMC Norilsk Nickel ADR	511,337	10,129,586
Mobile TeleSystems ADR	1,100,000	20,075,000
Rosneft Oil GDR	2,194,500	16,974,458
=@Sberbank	6,716,817	23,137,628
Surgutneftegas ADR	500,000	5,300,000
@†TGK-5 GDR	8,771	8,179
VTB Bank GDR	4,309,800	21,807,588
		172,761,270

South Africa – 5.90%
*Anglo American Platinum	120,000	9,459,716
ArcelorMittal South Africa	1,465,993	12,726,549
Blue Label Telecoms	1,770,000	1,480,008
Gold Fields ADR	500,000	7,685,000
Impala Platinum Holdings	500,000	11,124,426
JD Group	723,137	4,660,120
Sasol	400,000	21,295,520
Standard Bank Group	2,904,015	42,749,203
Sun International	290,543	3,247,598
@Tongaat Hulett	1,000,000	13,647,560
Vodacom Group	2,148,460	29,607,298
		157,682,998
Taiwan – 5.86%
Cathay Financial Holding	7,140,000	8,404,858
Evergreen Marine	6,753,968	4,733,499
Formosa Chemicals & Fibre	3,007,002	9,411,907
HON HAI Precision Industry	16,300,000	56,841,766
HTC	524,212	11,788,662
President Chain Store	1,407,372	7,445,526
Taiwan Semiconductor Manufacturing	7,000,000	19,314,122
United Microelectronics	55,000,000	29,003,504
United Microelectronics ADR	2,000,000	5,440,000
Walsin Lihwa	10,711,756	4,172,749
		156,556,593
Thailand – 2.28%
Airports of Thailand - Foreign	10,000,000	17,438,017
Bangkok Bank - Foreign	2,300,000	14,750,413
PTT Exploration & Production - Foreign	1,131,800	6,903,045
Siam Cement NVDR	1,843,843	21,760,394
		60,851,869
Turkey – 1.31%
*Alarko Gayrimenkul Yatirim Ortakligi	97,776	944,426
Alarko Holding	1,970,440	4,099,335
†Turkcell Iletisim Hizmet ADR	1,085,000	14,756,000
Turkiye Sise ve Cam Fabrikalari	4,601,738	9,336,822
@Yazicilar Holding Class A	832,584	5,924,425
		35,061,008
United Kingdom – 1.08%
Anglo American	401,546	16,923,396
*Anglo American ADR	450,000	9,522,945
@†Griffin Mining	3,056,187	2,308,715
†Mwana Africa	781,129	77,659
		28,832,715
United States – 10.55%
Archer-Daniels-Midland	1,347,173	42,031,798
Avon Products	6,450,000	120,550,500
†Google Class A	43,000	26,584,750
†MEMC Electronic Materials	3,600,000	14,148,000
†Yahoo	5,300,000	78,599,000
		281,914,048
Total Common Stock (cost $2,691,401,098)		2,599,547,043

ΔConvertible Preferred Stock – 1.02%
Mexico – 1.02%
#Cemex 144A
3.25% exercise price $10.85, expiration date 3/15/16	20,000,000	18,175,000
3.75% exercise price $10.85, expiration date 3/15/18	10,000,000	9,087,500
Total Convertible Preferred Stock (cost $27,949,745)		27,262,500

Participation Notes – 0.00%
=@#†Lehman Indian Oil CW 12 LEPO 144A	172,132	0
=#†Lehman Oil & Natural Gas CW 12 LEPO 144A	254,590	0
Total Participation Notes (cost $8,559,056)		0

ΔPreferred Stock– 2.73%
Brazil – 1.49%
Braskem Class A 5.47%	541,994	4,964,084
Vale Class A 6.17%	1,400,000	34,717,750
		39,681,834

Republic of Korea – 0.73%
Samsung Electronics 0.73%	31,362	19,641,528
		19,641,528
Russia – 0.51%
=@AK Transneft 0.57%	7,239	13,564,569
		13,564,569
Total Preferred Stock (cost $44,018,833)		72,887,931

Total Value of Securities Before Securities Lending Collateral – 101.07%
(cost $2,771,928,732)		2,699,697,474

**Securities Lending Collateral – 9.42%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	184,950	179,697
Delaware Investments Collateral Fund No. 1	251,624,104	251,624,104
@†Mellon GSL Reinvestment Trust II	376,250	0
Total Securities Lending Collateral (cost $252,185,304)		251,803,801

Total Value of Securities – 110.49%
(cost $3,024,114,036)		2,951,501,275	©
**Obligation to Return Securities Lending Collateral – (9.44%)		(252,185,304)
Other Liabilities Net of Receivables and Other Assets – (1.05%)		(28,135,301	)«
Net Assets Applicable to 186,817,455 Shares Outstanding – 100.00%		$2,671,180,670

ΔSecurities have been classified by country of origin.
@Illiquid security. At February 29, 2012, the aggregate value of illiquid securities was $328,648,678, which represented 12.30% of the Fund's net assets. See Note 5 in “Notes.”
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At February 29, 2012, the aggregate value of Rule144A securities was $77,377,121, which represented 2.90% of the Fund’s net assets. See Note 5 in "Notes."
*Fully or partially on loan.
†Non income producing security.
=Security is being fair valued in accordance with the Fund's fair valuation policy. At February 29, 2012, the aggregate value of fair valued securities was $46,610,116, which represented 1.74% of the Fund's net assets. See Note 1 in "Notes."
**See Note 4 in “Notes” for additional information on securities lending collateral.
©Includes $241,366,148 of securities loaned.
«Includes foreign currency valued at $310,632 with a cost of $310,028.

The following foreign currency exchange contracts were outstanding at February 29, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
MNB	INR	(3,753,693)	USD	76,497	3/1/12	$84
MNB	MXN	(557,328)	USD	43,406	3/1/12	14
MNB	TRY	(3,541,588)	USD	2,021,454	3/1/12	(2,278)
MNB	ZAR	(18,758,601)	USD	2,429,704	3/1/12	(67,569)
						$(69,749)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of Abbreviations:
ADR – American Depositary Receipt
GDR – Global Depositary Receipt
INR – Indian Rupee
LEPO – Low Exercise Price Option
MNB – Mellon National Bank
MXN – Mexican Peso
NVDR – Non-Voting Depositary Receipt
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Global & International Funds – Delaware Emerging Markets Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2008 – November 30, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At February 29, 2012, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At February 29, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At February 29, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$3,028,646,545
Aggregate unrealized appreciation	$295,945,279
Aggregate unrealized depreciation	(373,090,549)
Net unrealized depreciation	$(77,145,270)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of February 29, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$2,553,862,629	$45,684,414	$-	$2,599,547,043
Convertible Preferred Stock	-	27,262,500	-	27,262,500
Other	59,323,362	13,564,569	-	72,887,931
Securities Lending Collateral	-	251,803,801	-	251,803,801
Total	$2,613,185,991	$338,315,569	$-	$2,951,501,275

Foreign Currency Exchange Contracts	$-	$(69,749)	$-	$(69,749)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Other
Balance as of 11/30/11	$11,943,554
Transfer out of Level 3	(10,044,995)
Net change in unrealized
appreciation (depreciation)	(1,898,559)
Balance as of 2/29/12	$-
Net change in unrealized
appreciation (depreciation) from
investments still held as of 2/29/12	$-

During the period ended February 29, 2012, transfers out of Level 3 investments into Level 2 investments were made in the amount of $10,044,995 for the Fund. The transfer was due to the Fund's pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price.

During the period ended February 29, 2012, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company ( DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At February 29, 2012, the value of securities on loan was $241,366,148, for which cash collateral was received and invested in accordance with the Lending Agreement. At February 29, 2012, the value of invested collateral was $251,803,801. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A securities and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to February 29, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Focus Global Growth Fund

February 29, 2012

	Number of	Value
	Shares	(U.S. $)
ΔCommon Stock – 89.27%
Australia – 1.96%
BHP Billiton ADR	4,425	$339,929
		339,929
Brazil – 2.86%
BM&F Bovespa	73,275	495,767
		495,767
China – 2.02%
†Ctrip.com International ADR	12,820	350,883
		350,883
Denmark – 2.24%
Novo Nordisk Class B	2,770	388,376
		388,376
France – 6.45%
Danone	5,709	386,166
Edenred	14,384	383,779
LVMH Moet Hennessy Louis Vuitton	2,069	348,084
		1,118,029
India – 2.10%
Infosys Technologies ADR	6,300	363,384
		363,384
Ireland – 2.26%
Experian	26,093	392,441
		392,441
Netherlands – 2.00%
Core Laboratories	2,850	346,731
		346,731
Switzerland – 11.26%
†Julius Baer Group	8,198	321,179
Kuehne & Nagel International	2,970	390,923
Roche Holding	2,113	367,793
SGS	212	397,127
Syngenta ADR	7,300	476,982
		1,954,004
Taiwan – 1.96%
Taiwan Semiconductor Manufacturing ADR	23,400	339,768
		339,768
United Kingdom – 9.68%
Admiral Group	22,104	378,682
Aggreko	12,314	433,480
Compass Group	38,129	382,106
Intertek Group	13,179	485,313
		1,679,581
United States – 44.48%
Allergan	4,700	421,073
†Apollo Group Class A	6,700	285,688
†Apple	1,580	857,054
†Crown Castle International	9,430	488,568
†Google Class A	700	432,775
†IntercontinentalExchange	3,050	420,778
Intuit	7,200	416,448
MasterCard Class A	1,330	558,599
†MSCI Class A	14,700	520,086
NIKE Class B	3,200	345,344
Perrigo	4,225	435,429
†Polycom	18,300	377,895
†priceline.com	825	517,292
QUALCOMM	7,000	435,260
Strayer Education	2,900	298,396
†Teradata	6,700	445,885
†VeriFone Systems	9,600	459,744
		7,716,314
Total Common Stock (cost $11,655,242)		15,485,207

	Principal
	Amount (U.S. $)
Short-Term Investments – 11.66%
≠Discount Note – 0.27%
Fannie Mae 0.01% 3/7/12	$46,336	46,335
		46,335
Repurchase Agreements – 10.81%
Bank of America 0.14%, dated 2/29/12, to be
repurchased on 3/1/12, repurchase price $296,075
(collateralized by U.S. Government obligations 2.375%-4.50%
2/28/15-8/15/39; market value $301,995)	296,074	296,074

BNP Paribas 0.14%, dated 2/29/12, to be
repurchased on 3/1/12, repurchase price $1,578,932
(collateralized by U.S. Government obligations 0.75%-4.00%
3/31/13-2/15/22; market value $1,610,505)	1,578,926	1,578,926
		1,875,000
≠U.S. Treasury Obligation – 0.58%
U.S. Treasury Bill 0.016% 3/1/12	101,539	101,539
		101,539
Total Short-Term Investments (cost $2,022,875)		2,022,874

Total Value of Securities – 100.93%
(cost $13,678,117)		17,508,081
Liabilities Net of Receivables and Other Assets – (0.93%)		(162,145	)«
Net Assets Applicable to 1,121,595 Shares Outstanding – 100.00%		$17,345,936

ΔSecurities have been classified by country of origin.
†Non income producing security.
≠The rate shown is the effective yield at the time of purchase.
«Includes foreign currency valued at $26,271 with a cost of $26,758.

ADR – American Depositary Receipts

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Global & International Funds – Delaware Focus Global Growth Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2009 – November 30, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on February 29, 2012.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on ex-dividend date.

2. Investments
At February 29, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At February 29, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$13,730,864
Aggregate unrealized appreciation	$4,159,191
Aggregate unrealized depreciation	(381,974)
Net unrealized appreciation	$3,777,217

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing.)
Level 3 – inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of February 29, 2012:

	Level 1	Level 2	Total
Common Stock	$15,485,207	$-	$15,485,207
Short-Term Investments	-	2,022,874	2,022,874
Total	$15,485,207	$2,022,874	$17,508,081

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended February 29, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at February 29, 2012.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon's securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall.

During the period ended February 29, 2012, the Fund had no securities out on loan.

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of February 29, 2012, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to February 29, 2012 that would require recognition or disclosure in the Fund’s financial statements.

Schedule of Investments (Unaudited)

Delaware Global Value Fund

February 29, 2012

	Number of	Value
	Shares	(U.S. $)
ΔCommon Stock – 99.40%
Australia – 1.48%
Coca-Cola Amatil	33,580	$431,993
		431,993
Brazil – 1.00%
Petroleo Brasileiro ADR	10,300	293,447
		293,447
Canada – 5.33%
†AuRico Gold	33,804	331,261
†CGI Group Class A	32,640	698,404
Yamana Gold	30,550	530,231
		1,559,896
China/Hong Kong – 4.06%
CNOOC	168,000	385,552
*†Sohu.com	3,400	167,756
Techtronic Industries	137,500	166,287
Yue Yuen Industrial Holdings	135,500	466,450
		1,186,045
Denmark – 1.40%
Carlsberg Class B	5,186	408,208
		408,208
Finland – 1.33%
Nokia	74,192	389,380
		389,380
France – 8.40%
Alstom	7,094	305,599
AXA	12,854	207,264
Cie de Saint-Gobain	2,823	134,020
Lafarge	2,170	100,909
PPR	594	100,962
Publicis Groupe	2,823	154,420
Sanofi	4,594	339,690
Teleperformance	10,102	270,406
Total	6,595	368,876
Vallourec	2,793	196,624
Vivendi	12,891	276,804
		2,455,574
Germany – 1.90%
Bayerische Motoren Werke	2,688	248,598
Deutsche Post	17,555	308,319
		556,917
Israel – 2.30%
Teva Pharmaceutical Industries ADR	15,000	672,150
		672,150
Japan – 5.94%
Don Quijote	9,900	341,875
East Japan Railway	6,900	442,259
ITOCHU	24,853	282,820
Mitsubishi UFJ Financial Group	39,054	201,792
Sumitomo Rubber Industries	7,943	99,965
Toyota Motor	8,950	369,407
		1,738,118
Netherlands – 0.33%
Koninklijke Philips Electronics	4,584	96,202
		96,202
Norway – 1.45%
Subsea 7	17,687	424,992
		424,992
Panama – 0.88%
Copa Holdings Class A	3,600	257,652
		257,652
Republic of Korea – 0.73%
Hyundai Home Shopping Network	1,636	211,936
		211,936
Russia – 0.82%
Mobile TeleSystems ADR	13,200	240,900
		240,900
Sweden – 1.69%
Meda Class A	29,990	283,228
Nordea Bank FDR	21,792	210,163
		493,391
Switzerland – 2.80%
Aryzta	8,467	420,145
Novartis	7,321	398,798
		818,943

Thailand – 0.38%
Banpu NVDR	5,164	110,621
		110,621
United Kingdom – 8.45%
Greggs	52,110	453,416
National Grid	38,455	392,408
Rexam	49,620	327,641
Rio Tinto	4,614	263,047
Standard Chartered	11,791	303,377
TESCO	72,160	362,835
Vodafone Group	136,159	366,792
		2,469,516
United States – 48.73%
*Abbott Laboratories	9,200	520,823
†AGCO	4,100	211,683
American Express	10,700	565,923
Archer-Daniels-Midland	12,900	402,480
AT&T	15,700	480,263
Ball	12,100	484,968
†CACI International Class A	7,200	425,808
Carnival	13,300	402,857
Cash America International	3,700	171,606
Caterpillar	1,800	205,578
Chesapeake Energy	13,000	325,000
Chevron	3,800	414,656
Cintas	10,200	393,312
†Convergys	28,900	372,232
Cooper Industries	5,100	312,222
†Dell	36,800	636,640
†Delphi Automotive	13,200	422,400
Discover Financial Services	12,500	375,125
Goldman Sachs Group	3,100	356,934
Intel	14,900	400,512
International Business Machines	3,700	727,901
Johnson & Johnson	7,800	507,624
JPMorgan Chase	11,000	431,640
Lowe's	19,900	564,762
Microsoft	20,700	657,018
†Mylan	25,000	586,000
Newmont Mining	10,100	599,940
Omnicom Group	9,400	464,736
Pfizer	23,300	491,630
Stanley Black & Decker	5,122	393,370
Travelers	6,900	399,993
Viacom Class B	6,000	285,720
Walgreen	7,800	258,648
		14,250,004
Total Common Stock (cost $25,196,854)		29,065,885

	Principal
	Amount
	(U.S. $)
Short-Term Investments – 1.10%
≠Discount Notes – 0.11%
Fannie Mae 0.01% 3/7/12	$283	283
Federal Home Loan Bank 0.02% 3/21/12	30,987	30,987
		31,270
Repurchase Agreements – 0.96%
Bank of America 0.14%, dated 2/29/12, to be
repurchased on 3/1/12, repurchase price $45,530
(collateralized by U.S. Government obligations 2.375%-4.50%
2/28/15-8/15/39; market value $45,420)	44,530	44,530

BNP Paribas 0.14%, dated 2/29/12, to be
repurchased on 3/1/12, repurchase price $237,471
(collateralized by U.S. Government obligations 0.75%-4.00%
3/31/13-2/15/22; market value $242,220)	237,470	237,470
		282,000
≠U.S. Treasury Obligation – 0.03%
U.S. Treasury Bill 0.016% 3/1/12	8,652	8,652
		8,652
Total Short-Term Investments (cost $321,922)		321,922

Total Value of Securities Before Securities Lending Collateral – 100.50%
(cost $25,518,776)		29,387,807

	Number of
	Shares
**Securities Lending Collateral – 1.94%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	69,722	67,742
Delaware Investments Collateral Fund No. 1	499,667	499,667
†@Mellon GSL Reinvestment Trust II	142,101	0
Total Securities Lending Collateral (cost $711,490)		567,409

Total Value of Securities – 102.44%
(cost $26,230,266)		29,955,216 ©
**Obligation to Return Securities Lending Collateral – (2.43%)		(711,490)

Other Liabilities Net of Receivables and Other Assets– (0.01%)		(1,167)
Net Assets Applicable to 3,286,561 Shares Outstanding – 100.00%		$29,242,559

ΔSecurities have been classified by country of origin.
†Non income producing security.
*Fully or partially on loan.
≠The rate shown is the effective yield at the time of purchase.
**See Note 4 in "Notes” for additional information on securities lending collateral.
@Illiquid security. At February 29, 2012, the aggregate value of illiquid securities was $0, which represented 0.00% of the Fund's net assets. See Note 5 in "Notes."
©Includes $688,568 of securities loaned.

Summary of Abbreviations:
ADR – American Depositary Receipt
FDR – Fiduciary Depositary Receipt
NVDR – Non-Voting Depository Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Global & International Funds – Delaware Global Value Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. Investment company securities are valued at net assets value per share. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2008 – November 30, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of the report were entered into on February 29, 2012.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At February 29, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At February 29, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$26,995,020
Aggregate unrealized appreciation	$4,951,360
Aggregate unrealized depreciation	(1,991,164)
Net unrealized appreciation	$2,960,196

For federal income tax purposes, at November 30, 2011, capital loss carryforwards of $28,322,037 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $15,779,360 expires in 2016 and $12,542,677 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of February 29, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$29,065,885	$-	$-	$29,065,885
Short-Term Investments	-	321,922	-	321,922
Securities Lending Collateral	-	567,409	-	567,409
Total	$29,065,885	$889,331	$-	$29,955,216

The value of Level 3 investments was zero at the beginning and end of the period and there was no change in unrealized appreciation (depreciation).

During the period ended February 29, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. No foreign currency exchange contracts were outstanding at February 29, 2012.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At February 29, 2012, the value of the securities on loan was $688,568, for which cash collateral was received and invested in accordance with the Lending Agreement. At February 29, 2012, the value of invested collateral was $567,409. These investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of February 29, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to February 29, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware International Value Equity Fund

February 29, 2012

	Number of	Value
	Shares	(U.S. $)
ΔCommon Stock – 100.52%
Australia – 2.02%
Coca-Cola Amatil	382,799	$4,924,556
		4,924,556
Brazil – 2.30%
Petroleo Brasileiro ADR	197,400	5,623,926
		5,623,926
Canada – 10.14%
†AuRico Gold	595,136	5,832,014
†CGI Group Class A	559,553	11,972,857
Yamana Gold	399,962	6,941,807
		24,746,678
China/Hong Kong – 7.80%
CNOOC	2,663,000	6,111,460
*†Sohu.com	62,400	3,078,816
*Techtronic Industries	3,350,000	4,051,366
Yue Yuen Industrial Holdings	1,686,500	5,805,657
		19,047,299
Denmark – 2.00%
Carlsberg Class B	61,965	4,877,482
		4,877,482
Finland – 1.90%
Nokia	886,548	4,652,849
		4,652,849
France – 19.16%
Alstom	124,400	5,358,965
AXA	221,606	3,573,278
Cie de Saint-Gobain	54,719	2,597,744
*Lafarge	46,387	2,157,082
*PPR	16,471	2,799,569
Publicis Groupe	58,117	3,179,037
Sanofi	71,269	5,269,779
Teleperformance	241,240	6,457,402
*Total	124,683	6,973,868
Vallourec	51,599	3,632,510
Vivendi	222,234	4,771,952
		46,771,186
Germany – 4.37%
Bayerische Motoren Werke	50,178	4,640,674
Deutsche Post	343,724	6,036,851
		10,677,525
Israel – 3.93%
Teva Pharmaceutical Industries ADR	214,200	9,598,302
		9,598,302
Japan – 13.29%
Don Quijote	137,700	4,755,169
East Japan Railway	97,944	6,277,766
ITOCHU	475,660	5,412,874
Mitsubishi UFJ Financial Group	1,240,757	6,410,998
Sumitomo Rubber Industries	190,983	2,403,587
Toyota Motor	173,900	7,177,641
		32,438,035
Netherlands – 0.54%
Koninklijke Philips Electronics	63,501	1,332,660
		1,332,660
Norway – 2.16%
Subsea 7	219,474	5,273,627
		5,273,627
Panama – 1.60%
Copa Holdings Class A	54,500	3,900,565
		3,900,565
Republic of Korea – 1.18%
Hyundai Home Shopping Network	22,282	2,886,527
		2,886,527
Russia – 1.71%
Mobile TeleSystems ADR	228,400	4,168,300
		4,168,300
Sweden – 3.74%
Meda Class A	376,278	3,553,601
Nordea Bank	578,128	5,573,455
		9,127,056

Switzerland – 5.27%
Aryzta	153,519	7,617,841
Novartis	96,364	5,249,247
		12,867,088
Thailand – 1.07%
Banpu NVDR	122,538	2,624,946
		2,624,946
United Kingdom – 16.34%
Greggs	499,639	4,347,423
National Grid	715,777	7,304,032
Rexam	1,138,109	7,514,930
Rio Tinto	79,551	4,535,257
Standard Chartered	249,971	6,431,647
TESCO	993,530	4,995,670
Vodafone Group	1,765,862	4,756,968
		39,885,927
Total Common Stock (cost $232,079,578)		245,424,534

	Principal
	Amount
	(U.S. $)
Short-Term Investments – 0.35%
≠Discount Notes – 0.23%
Fannie Mae 0.01% 3/7/12	$279,287	279,286
Federal Home Loan Bank 0.02% 3/21/12	277,697	277,695
		556,981
≠U.S. Treasury Obligation – 0.12%
U.S. Treasury Bill 0.016% 3/1/12	285,657	285,657
		285,657
Total Short-Term Investments (cost $842,637)		842,638

Total Value of Securities Before Securities Lending Collateral – 100.87%
(cost $232,922,215)		246,267,172

	Number of
	Shares
**Securities Lending Collateral – 1.99%
Investment Companies
BNY Mellon SL DBT II Liquidating Fund	555,252	539,483
Delaware Investments Collateral Fund No. 1	4,323,662	4,323,662
@†Mellon GSL Reinvestment Trust II	1,475,413	0
Total Securities Lending Collateral (cost $6,354,327)		4,863,145

Total Value of Securities – 102.86%
(cost $239,276,542)		251,130,317 ©
**Obligation to Return Securities Lending Collateral – (2.60%)		(6,354,327)
Other Liabilities Net of Receivables and Other Assets – (0.26%)		(629,459)
Net Assets Applicable to 21,122,832 Shares Outstanding – 100.00%		$244,146,531

ΔSecurities have been classified by country of origin.
†Non income producing security.
*Fully or partially on loan.
≠The rate shown is the effective yield at the time of purchase.
**See Note 4 in “Notes” for additional information on securities lending collateral.
@Illiquid security. At February 29, 2012, the aggregate value of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 5 in “Notes.”
©Includes $6,045,945 of securities loaned.

The following foreign currency exchange contracts were outstanding at February 29, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
MNB	GBP	(25,808)	USD	40,818	3/1/12	$(235)
MNB	GBP	(32,285)	USD	51,033	3/2/12	(322)
MNB	GBP	(38,356)	USD	61,024	3/5/12	14
						$(543)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of Abbreviations:
ADR – American Depositary Receipt
GBP – British Pound Sterling
MNB – Mellon National Bank
NVDR – Non-Voting Depositary Receipt
USD – United States Dollar

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Global & International Funds – Delaware International Value Equity Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2008 – November 30, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At February 29, 2012, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At February 29, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At February 29, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$248,621,221
Aggregate unrealized appreciation	$34,839,091
Aggregate unrealized depreciation	(32,329,995)
Net unrealized appreciation	$2,509,096

For federal income tax purposes, at November 30, 2011, capital loss carryforwards of $201,191,090 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $79,163,033 expires in 2016, $113,289,581 expires in 2017 and $8,738,476 expires in 2019.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of February 29, 2012:

	Level 1	Level 2	Level 3	Total
Common Stock	$245,424,534	$-	$-	$245,424,534
Short-Term Investments	-	842,638	-	842,638
Securities Lending Collateral	-	4,863,145	-	4,863,145
Total	$245,424,534	$5,705,783	$-	$251,130,317

Foreign Currency Exchange Contracts	$-	$(543)	$-	$(543)

The value of Level 3 investments was zero at the beginning and end of the period and there was no change in unrealized appreciation (depreciation).

During the period ended February 29, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company ( DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At February 29, 2012, the value of securities on loan was $6,045,945, for which cash collateral was received and invested in accordance with the Lending Agreement. At February 29, 2012, the value of invested collateral was $4,863,145. These investments are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. As of February 29, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to February 29, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Macquarie Global Infrastructure Fund

February 29, 2012

	Number of	Value
	Shares	(U.S. $)
ΔCommon Stock – 77.09%
Australia – 8.39%
Asciano	106,860	$567,068
Australian Infrastructure Fund	167,699	368,552
#Spark Infrastructure Group 144A	347,286	508,200
Sydney Airport	97,803	274,706
Transurban Group	231,931	1,392,394
		3,110,920
Brazil – 2.50%
Energias do Brasil	13,300	325,250
†LLX Logistica	206,800	441,909
Ultrapar Participacoes ADR	7,191	161,222
		928,381
Canada – 6.72%
Enbridge	31,771	1,224,813
TransCanada	28,755	1,265,702
		2,490,515
*China – 7.25%
Beijing Capital International Airport	372,200	185,713
Beijing Enterprises Holdings	111,500	708,721
China Merchants Holdings International	54,397	188,310
COSCO Pacific	406,000	615,584
Dalian Port PDA	972,000	271,944
ENN Energy Holdings	42,000	144,311
Jiangsu Expressway	412,300	433,236
Zhejiang Expressway	182,500	138,590
		2,686,409
France – 5.69%
Aeroports de Paris	9,588	757,361
GDF Suez	22,657	587,609
Groupe Eurotunnel	43,871	380,551
Vinci	7,371	383,758
		2,109,279
Germany – 5.36%
E.ON	34,080	783,767
Fraport Frankfurt Airport Services Worldwide	12,082	742,972
Hamburger Hafen und Logistik	11,248	398,395
RWE	1,405	64,006
		1,989,140
Italy – 3.27%
Atlantia	62,205	1,041,553
Enel	23,848	95,681
SIAS	9,358	75,914
		1,213,148
Japan – 2.76%
East Japan Railway	3,372	216,130
Japan Airport Terminal	7,400	98,867
Mitsubishi Logistics	19,000	222,759
Tokyo Gas	106,000	483,804
		1,021,560
Mexico – 1.35%
Grupo Aeroportuario del Pacifico ADR	1,776	66,387
Grupo Aeroportuario del Sureste ADR	3,595	247,444
†OHL Mexico	105,968	185,647
		499,478
Netherlands – 0.89%
Koninklijke Vopak	5,939	331,473
		331,473
Portugal – 0.04%
Brisa Auto-Estradas de Portugal	5,215	16,387
		16,387
Singapore – 1.09%
Hutchison Port Holdings Trust	509,000	404,655
		404,655
Spain – 3.03%
Abertis Infraestructuras	53,006	905,530
Enagas	10,625	217,886
		1,123,416
Switzerland – 1.17%
Flughafen Zuerich	1,119	432,834
		432,834

United Kingdom – 5.53%
Centrica	82,937	401,061
National Grid	73,887	753,968
Severn Trent	20,504	513,697
SSE	12,147	249,257
United Utilities Group	13,715	133,408
		2,051,391
United States – 22.05%
American Electric Power	14,667	551,626
American Water Works	7,725	264,813
†Corrections Corporation of America	29,779	746,262
†Crown Castle International	7,500	388,575
Dominion Resources	5,030	253,864
El Paso	38,700	1,076,247
Exelon	10,000	390,700
FirstEnergy	4,600	203,734
NextEra Energy	13,830	823,023
PG&E	27,760	1,157,038
Public Service Enterprise Group	6,790	208,996
Southern	9,000	397,710
Spectra Energy	21,440	672,787
Williams	34,800	1,039,824
		8,175,199
Total Common Stock (cost $27,659,388)		28,584,185

U.S. Master Limited Partnerships – 2.31%
El Paso Pipeline Partners	4,292	157,388
Enbridge Energy Partners	4,500	146,475
Enterprise Products Partners	5,565	288,712
Magellan Midstream Partners	3,625	265,241
Total U.S. Master Limited Partnerships (cost $779,627)		857,816

	Principal
	Amount
	(U.S. $)
Short-Term Investments – 2.71%
Repurchase Agreements – 2.71%
Bank of America 0.14%, dated 2/29/12, to be
repurchased on 3/1/12, repurchase price $158,539
(collateralized by U.S. government obligations 2.375%-4.50%
2/28/15-8/15/39; market value $161,709)	$158,538	158,538

BNP Paribas 0.14%, dated 2/29/12, to be
repurchased on 3/1/12, repurchase price $845,466
(collateralized by U.S. government obligations 0.75%-4.00%
3/31/13-2/15/22; market value $862,371)	845,462	845,462
Total Short-Term Investments (cost $1,004,000)		1,004,000

Total Value of Securities – 82.11%
(cost $29,443,015)		30,446,001
Receivables and Other Assets Net of Liabilities – 17.89%		6,633,007	z«
Net Assets Applicable to 3,965,166 Shares Outstanding – 100.00%		$37,079,008

ΔSecurities have been classified by country of origin.
†Non income producing security.
*Securities listed and traded on the Hong Kong Stock Exchange.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At February 29, 2012, the aggregate value of Rule 144A securities was $508,200, which represented 1.37% of the Fund's net assets. See Note 5 in "Notes."
zOf this amount, $10,137,540 represents receivable for fund shares sold as of February 29, 2012.
«Includes foreign currency valued at $299 with a cost of $286.

The following foreign currency exchange contracts were outstanding at February 29, 2012:1

Foreign Currency Exchange Contracts

						Unrealized
	Contracts to		In Exchange		Settlement	Appreciation
Counterparty	Receive (Deliver)		For		Date	(Depreciation)
MNB	CAD	100	USD	102	3/1/12	$(1)
MNB	EUR	16,189	USD	21,802	3/2/12	(237)
						$(238)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of Abbreviations:
ADR – American Depository Receipt
CAD – Canadian Dollar
EUR – European Monetary Unit
MNB – Mellon National Bank
USD – United States Dollar

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Global & International Funds – Delaware Macquarie Global Infrastructure Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2010 – November 30, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of the report were entered into on February 29, 2012.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At February 29, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At February 29, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$29,817,295
Aggregate unrealized appreciation	$1,904,952
Aggregate unrealized depreciation	(1,276,246)
Net unrealized appreciation	$628,706

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of February 29, 2012:

	Level 1	Level 2	Total
Common Stock	$28,584,185	$-	$28,584,185
U.S. Master Limited Partnership	857,816	-	857,816
Short-Term Investments	-	1,004,000	1,004,000
Total	$29,442,001	$1,004,000	$30,446,001

Foreign Currency Exchange Contracts	$-	$(238)	$(238)

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended February 29, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. International Fair Value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded in accordance with the Fair Valuation Procedures described in Note 1, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall.

During the period ended February 29, 2012, the Fund had no securities out on loan.

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Because the Fund concentrates its investments in securities issued by companies principally engaged in the infrastructure industry, the Fund has greater exposure to the potential adverse economic, regulatory, political, and other changes affecting such entities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of February 29, 2012, no securities have been determined be illiquid under the Fund's Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to February 29, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: